UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34770	20-4057712
(Commission File Number)	(IRS Employer Identification No.)

2501 Ranch Road 620 South, Suite 110, Lakeway, Texas 78734

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 588-3893

______________

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b). – Resignation of Board Member.

Item 5.02(b) – Resignation of Board Member (Supplement)

The Company amends its January 29, 2025 Form 8-K to include the resignation letter submitted by Mark Williams, which is attached hereto as an Exhibit.

Item 9.01. – Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1 *	Resignation letter submitted by Mark Williams
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL GRAVITY COMPANIES, INC.
Dated: February 5, 2025	(Registrant)

	By:	/s/ Gary Nemer
		Name:	Gary Nemer
		Title:	Chief Financial Officer

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